UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2015

EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations & Financial Condition.

On October 26, 2015, Exterran Holdings, Inc., a Delaware corporation (the “Company”), and Exterran Partners, L.P., a Delaware limited partnership, issued a joint press release announcing certain preliminary financial results for the quarter ended September 30, 2015 for the Company’s contract operations and aftermarket services businesses in the United States, as well as the international contract operations, international aftermarket services and global fabrication businesses the Company intends to distribute in the spin-off of Exterran Corporation, a Delaware corporation (“EXTN”), into a standalone, publicly traded company (the “spin-off”).  A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 2.02.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filings under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 7.01.                                        Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

The slides for the current investor presentation by management of the Company are available under the “Investors” heading at www.exterran.com and, following the completion of the spin-off, will be available under the “Investors” heading at www.archrock.com.  The slides for the current investor presentation by management of EXTN are available under the “Investors” heading at www.exterran.com.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of Exterran Holdings, Inc. and Exterran Partners, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

/s/ Jon C. Biro
Jon C. Biro
Senior Vice President and Chief Financial Officer

Date: October 26, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of Exterran Holdings, Inc. and Exterran Partners, L.P.